UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2025

VIPER ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

DE	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 West Texas Ave.
Suite 100
Midland, TX	79701
(Address of principal executive offices)	(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On June 2, 2025, Viper Energy, Inc., a Delaware corporation (“Viper”), and Viper Energy Partners LLC, a Delaware limited liability company (“Viper Opco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sitio Royalties Corp., a Delaware corporation (“Sitio”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership and a subsidiary of Sitio (“Sitio Opco”), New Cobra Pubco, Inc., a Delaware corporation and a wholly owned subsidiary of Viper (“New Parent”), Cobra Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New Parent (“Viper Merger Sub”), and Scorpion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of New Parent (“Sitio Merger Sub”).

Transaction Structure and Consideration

Pursuant to the terms of the Merger Agreement, Viper will acquire Sitio in an all-equity transaction through: (i) the merger of Sitio Merger Sub with and into Sitio, with Sitio continuing as the surviving corporation and a wholly owned subsidiary of New Parent (the “Sitio Pubco Merger”), (ii) the merger (the “Viper Pubco Merger” and, together with the Sitio Pubco Merger, the “Pubco Mergers”) of Viper Merger Sub with and into Viper, with Viper continuing as the surviving corporation and a wholly owned subsidiary of New Parent, and (iii) the merger of Sitio Opco with and into Viper Opco, with Viper Opco continuing as the surviving entity (the “Opco Merger” and, together with the Pubco Mergers, the “Mergers”), in each case on the terms set forth in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement:

•

at the effective time of the Sitio Pubco Merger (the “Sitio Pubco Merger Effective Time”), (A) each share of Sitio’s Class A common stock, par value $0.0001 per share (“Sitio Class A Common Stock”), issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time will be cancelled and automatically converted into the right to receive 0.4855 fully-paid and nonassessable shares of Class A common stock, par value $0.000001 per share, of New Parent (the “New Parent Class A Common Stock”), and (B) each share of Sitio’s Class C common stock, par value $0.0001 per share (“Sitio Class C Common Stock” and together with the Sitio Class A Common Stock, “Sitio Common Stock”), issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time will be automatically cancelled and cease to exist;

•

at the effective time of the Viper Pubco Merger (the “Viper Pubco Merger Effective Time”), (A) each share of Viper’s Class A common stock, par value $0.000001 per share (the “Viper Class A Common Stock”), issued and outstanding immediately prior to the Viper Pubco Merger Effective Time will be cancelled and automatically converted into one share of New Parent Class A Common Stock and (B) each share of Viper’s Class B common stock, par value $0.000001 per share (the “Viper Class B Common Stock” and together with the Viper Class A Common Stock, the “Viper Common Stock”), issued and outstanding immediately prior to the Viper Pubco Merger Effective Time will be automatically cancelled and converted into one share of New Parent Class B Common Stock, par value $0.000001 per share (the “New Parent Class B Common Stock” and together with the New Parent Class A Common Stock, the “New Parent Common Stock”); and

•

following the Pubco Mergers, at the effective time of the Opco Merger (the “Opco Merger Effective Time”), (A) all common units representing limited partnership interests in Sitio Opco (“Sitio Opco Units”) held by Viper, Sitio, New Parent, or any of their wholly owned subsidiaries immediately prior to the Opco Merger Effective Time shall automatically convert into 0.4855 common units representing limited liability company membership interests in Viper Opco (the “Viper Opco Units”) and (B) each Sitio Opco Unit issued and outstanding immediately prior to the Opco Merger Effective Time will be converted into the right to receive (i) 0.4855 Viper Opco Units and (ii) 0.4855 shares of New Parent Class B Common Stock (the “Opco Merger Consideration”).

Post-Closing Ownership

As a result of the Mergers and as of the closing of the Mergers (the “Closing”), Viper stockholders immediately prior to the Viper Pubco Merger Effective Time will own approximately 80% of the outstanding shares of New Parent Common Stock, and Sitio stockholders immediately prior to the Sitio Pubco Merger Effective Time will own approximately 20% of the outstanding shares of New Parent Common Stock. Following the Closing, New Parent will operate under the name “Viper Energy, Inc.” and have the same board of directors and executive officers as Viper did prior to the Viper Pubco Merger.

Treatment of Equity Awards

At the Viper Pubco Merger Effective Time, each award of restricted stock units in respect of Viper Class A Common that is outstanding immediately prior to the Viper Pubco Merger Effective Time, whether or not subject in whole or in part to performance-based vesting conditions, will be canceled and converted into a corresponding award in respect of the same number of shares of New Parent Class A Common Stock, subject to the same terms and conditions as were applicable to the award immediately prior to the Viper Pubco Merger Effective Time.

Recommendations of the Viper Board

Viper’s Board of Directors, at a meeting duly called and held by unanimous vote, (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Viper Pubco Merger, are fair to, and in the best interests of, Viper and its stockholders (the “Viper Stockholders”), (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Viper Pubco Merger, (iii) recommended that the Viper Stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Viper Pubco Merger, and (iv) authorized action by written consent of the Viper Stockholders on the foregoing matters.

Conditions to Closing

The completion of the Mergers is subject to certain customary mutual conditions, including (i) the receipt of the required approvals from the stockholders of Sitio (the “Sitio Stockholders,” and such approval, the “Sitio Stockholder Approval”) and the Viper Stockholders, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (iii) the absence of any governmental order or law that makes consummation of the Mergers illegal or otherwise prohibited, (iv) New Parent’s registration statement on Form S-4 having been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and (v) the shares of New Parent Class A Common Stock issuable in connection with the Mergers having been authorized for listing on the Nasdaq Stock Exchange LLC, subject to official notice of issuance. The obligation of each party to consummate the Mergers is further conditioned upon certain of the parties’ representations and warranties being true and correct (subject to certain materiality exceptions), the absence of a material adverse effect on each party, the parties having performed in all material respects their respective obligations under the Merger Agreement, and the receipt by each party of certain tax opinions.

On June 2, 2025, following the execution of the Merger Agreement, Diamondback Energy, Inc. (“Diamondback”), Diamondback E&P LLC and Endeavor Energy Resources, L.P. (collectively, the “Parent Majority Stockholders”), who together hold a majority of the voting power of Viper Common Stock, delivered a written consent approving the Merger Agreement and the transactions contemplated thereby, which constitutes the requisite approval of the Viper Stockholders under the Merger Agreement.

No Solicitation and Change of Recommendation

From and after the date of the Merger Agreement and until the earlier of the effective time of the Pubco Mergers and the termination of the Merger Agreement in accordance with its terms, and subject to certain exceptions set forth in the Merger Agreement, Sitio has agreed that it will not, and has agreed to cause its subsidiaries and its executive officers and directors and use its reasonable best efforts to cause its and its subsidiaries’ other representatives not to, among other things, directly or indirectly, initiate, solicit or knowingly encourage the making of or announcement of any alternative business combination proposal with respect to itself (a “Competing Proposal”) or engage in any discussions or negotiations with respect to a Competing Proposal.

Except as expressly contemplated by the Merger Agreement, Sitio’s board of directors has agreed that it will not withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Viper, the recommendation of Sitio’s board of directors in favor of the transaction with Viper. However, prior to the receipt of the Sitio Stockholder Approval, Sitio’s board of directors may cause Sitio to effect a change of recommendation or terminate the Merger Agreement under certain limited circumstances in compliance with the terms of the Merger Agreement.

Termination Rights and Fees

The Merger Agreement contains certain termination rights for each of Sitio and Viper, including the right to terminate:

•	by mutual written consent of Sitio and Viper;

•	by either Sitio or Viper, if:

o	the Closing has not occurred on or before June 2, 2026 (the “End Date”);

o

one party breaches any of its respective representations or warranties or if such party fails to perform their respective covenants, such that certain conditions to the Closing cannot be satisfied and such breach is not cured or cannot be cured in accordance with the terms of the Merger Agreement; or

o	the Sitio Stockholder Approval has not been obtained;

•

by Viper, if (i) prior to receipt of the Sitio Stockholder Approval if Sitio’s board of directors has effected a change of recommendation or (ii) Sitio or its subsidiaries have willfully and materially breached their obligations under the non-solicitation provisions of the Merger Agreement; and

•	by Sitio, if prior to receipt of the Sitio Stockholder Approval, in order to enter into a definitive agreement with respect to a superior proposal.

To the extent the Merger Agreement is terminated (i) in response to (A) a change of recommendation by the Sitio board of directors (other than related to a change of control of Diamondback), or (B) certain willful and material breaches of Sitio’s obligations under the non-solicitation provisions of the Merger Agreement or (ii) by Sitio to enter into definitive documentation with respect to a superior proposal, Sitio will be required to pay Viper a termination fee in the amount as described below (the “ Termination Fee”). Further, in the event (i)(A) the Merger Agreement is terminated by either Viper or Sitio due to (1) passage of the End Date, (2) a breach of Sitio’s representations, warranties or covenants such that certain conditions to the Closing cannot be satisfied and such breach is not cured in accordance with the terms of the Merger Agreement or (3) failure to obtain the Sitio Stockholder Approval, and (B) a Competing Proposal has been communicated to Sitio and not withdrawn prior to such termination or other specified time in the Merger Agreement, and (ii) within twelve months after the date of such termination, subject to certain other terms and conditions in the Merger Agreement, Sitio enters into a definitive agreement with respect to a Competing Proposal or consummates a Competing Proposal, Sitio will be required to pay Viper the Termination Fee. The Termination Fee will equal a cash amount of $89.6 million; provided, however, that such amount is reduced to $44.8 million under certain circumstances pursuant to the terms of the Merger Agreement.

Other Terms

The Merger Agreement contains customary representations and warranties of Sitio and Viper relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Sitio and Viper, including, among others, covenants relating to the conduct of their respective businesses during the interim period between the date of the Merger Agreement and the Closing, the obligation of each party to refrain from taking certain actions without the other party’s consent and the obligation of Sitio to call a meeting of its stockholders for purposes of obtaining the Sitio Stockholder Approval.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Viper, Sitio or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about Viper or Sitio included in their public reports filed with the SEC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the respective parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Viper’s public disclosures.

Related Agreements

Sitio Voting and Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, certain Sitio equityholders (collectively, the “Sitio Supporting Stockholders”) entered into Voting and Support Agreements (the “Sitio Support Agreements”) with Sitio and Viper. The Sitio Support Agreements provide, among other things, the obligation of the Sitio Supporting Stockholders, collectively representing approximately 48% of the issued and outstanding shares of Sitio Common Stock, to approve the transactions contemplated by the Merger Agreement, including the Sitio Pubco Merger and the Opco Merger, subject to certain terms and conditions (including the termination of such voting obligations in certain circumstances related to a superior proposal for Sitio or a change of control of Diamondback). In addition, if there occurs a change of recommendation by the Sitio board of directors (other than in response to a superior proposal or a change in control of Diamondback), then the voting obligations for the Sitio Supporting Stockholders shall be reduced and the voting provisions of the Sitio Support Agreements shall only apply, in the aggregate, to 35% of the issued and outstanding shares of Sitio Common Stock.

The foregoing description of the Sitio Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by the full text of, each Sitio Support Agreement entered into with the Sitio Supporting Stockholders, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Viper Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, Sitio, Viper, New Parent, and the Parent Majority Stockholders entered into the Parent Support Agreement (the “Viper Support Agreement”), which provides, among other things, that the Parent Majority Stockholders will assist the parties with certain filings required to be made under the HSR Act, as amended, and will not transfer or otherwise dispose of any Viper Common Stock, New Parent Common Stock or Viper Opco Units held by them from the date of the Merger Agreement to 90 days following the Closing, subject to certain exceptions.

The foregoing description of the Viper Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by the full text of, the Viper Support Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Pursuant to the Merger Agreement, Viper and New Parent will offer to enter into, not less than 15 days prior to or at the Closing, a Registration Rights Agreement (the “Registration Rights Agreement”), in substantially the form attached as Exhibit B to the Merger Agreement, with each holder of Sitio Opco Units who informs Viper in writing of the desire to enter into the Registration Rights Agreement and submits a duly executed signature page to the Registration Rights Agreement not less than two business days prior to the Closing. Pursuant to the Registration Rights Agreement, New Parent will agree to file no later than five business days following the date of the Registration Rights Agreement a shelf registration statement under the Securities Act to permit the public resale of certain securities of New Parent held by such holders. Viper and New Parent will agree to pay certain expenses of the parties incurred in connection with the exercise of their rights under the Registration Rights Agreement, and indemnify them for certain securities law matters in connection with any registration statement filed pursuant thereto.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by the full text of, the form of Registration Rights Agreement, which is attached as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This communication relates to a proposed business combination transaction between Viper and Sitio and the information included herein includes forward-looking statements within the meaning of the federal securities laws, which involve certain risks, uncertainties and assumptions that could cause the results to differ materially from such statements. All statements, other than historical facts, that address activities that Viper or Sitio assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future, or statements regarding the proposed Mergers, the likelihood that the conditions to the consummation of the Mergers will be satisfied on a timely basis or at all, Viper’s and Sitio’s ability to consummate the Mergers at any time or at all, the benefits of the Mergers and the post-combination company’s future financial performance following the Mergers, the post-combination company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used herein, the words “may,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions and the negative of such words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. The forward-looking statements are based on Viper’s and Sitio’s management’s current beliefs, based on currently available information, as to the outcome and timing of future events.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the risk associated with Sitio’s ability to obtain the approvals of its stockholders required to consummate the Mergers; risks related to the timing of the closing of the Mergers, including the risk that the conditions to the Mergers are not satisfied on a timely basis or at all or the failure of the Mergers to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the Mergers is not obtained or is obtained subject to conditions that are not anticipated; the post-combination company’s ability to successfully integrate Viper’s and Sitio’s businesses and technologies; the risk that the expected benefits and synergies of the Mergers may not be fully achieved in a timely manner, or at all; the risk that Viper or Sitio will not, or that following the Mergers, the post-combination company will not, be able to retain and hire key personnel; unanticipated difficulties or expenditures relating to the Mergers, the response of business partners and retention as a result of the announcement and pendency of the Mergers; ability to finance the combined company on acceptable terms or at all; uncertainty as to the long-term value of the post-combination company’s common stock; the diversion of Viper’s and Sitio’s management’s time on transaction-related matters; and those risks described in Viper’s periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including in Item 1A of Viper’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, subsequent Forms 10-Q and 8-K and other filings Viper makes with the SEC, which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Viper’s website at https://www.viperenergy.com/investors/overview, and in Sitio’s periodic filings with the SEC, including in Item 1A of Sitio’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, subsequent Forms 10-Q and 8-K and other filings Sitio makes with the SEC, which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Sitio’s website at investors.sitio.com.

In light of these factors, the events anticipated by Viper’s and Sitio’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Viper and Sitio conduct their businesses in a very competitive and rapidly changing environment and new risks emerge from time to time. Viper and Sitio cannot predict all risks, nor can they assess the impact of all factors on their businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements they may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this communication or, if earlier, as of the date they were made. Viper and Sitio do not intend to, and disclaim any obligation to, update or revise any forward-looking statements unless required by applicable law.

Additional Information and Where to Find It

In connection with the Mergers, New Parent will file with the SEC a registration statement on Form S-4, which will include a proxy statement of Sitio, an information statement of Viper and a prospectus of New Parent. The Mergers will be submitted to Sitio’s stockholders for their consideration. Viper, Sitio and New Parent may also file other documents with the SEC regarding the Mergers. After the registration statement has been declared effective by the SEC, a definitive joint information statement/proxy statement/prospectus will be mailed to the stockholders of Viper and Sitio. This communication is not a substitute for the registration statement and joint information statement/proxy statement/prospectus that will be filed with the SEC or any other documents that Viper, Sitio or New Parent may file with the SEC or send to stockholders of Viper or Sitio in connection with the Mergers. INVESTORS AND STOCKHOLDERS OF SITIO AND VIPER ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the registration statement and the joint information statement/proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Viper, Sitio or New Parent, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Viper, Sitio, New Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Sitio stockholders in connection with the Mergers.

Information regarding the directors and executive officers of Viper, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Viper’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal 1: Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Stock Ownership” and “Certain Relationships and Related Party Transactions,” which was filed with the SEC on April 10, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1602065/000119312525077960/d884560ddef14a.htm, and (ii) to the extent holdings of Viper’s securities by its directors or executive officers have changed since the amounts set forth in Viper’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001602065&type=&dateb=&owner=only&count=40&search_text=.

Information regarding the directors and executive officers of Sitio, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Sitio’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal 1 - Election of Directors”, “Executive Officers”, “Security Ownership of Certain Beneficial Owners and Management”, “Certain Relationships and Interested Transactions”, “Compensation Discussion and Analysis”, “Summary Compensation Table” and “2024 Director Compensation”, which was filed with the SEC on March 28, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1949543/000162828025015343/str-20250328.htm, and (ii) to the extent holdings of Sitio’s securities by its directors or executive officers have changed since the amounts set forth in Sitio’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=1949543&type=&dateb=&owner=only&count=40&search_text=.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint information statement/proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, pursuant to the Mergers or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of June 2, 2025, by and among Viper Energy, Inc., Viper Energy Partners LLC, Sitio Royalties Corp., Sitio Royalties Operating Partnership, LP, New Cobra Pubco, Inc., Cobra Merger Sub, Inc. and Scorpion Merger Sub, Inc.

10.1	Voting and Support Agreement, dated as of June 2, 2025, by and among Viper Energy, Inc., Sitio Royalties Corp., KMF DPM HoldCo, LLC and Chambers DPM HoldCo, LLC.

10.2	Voting and Support Agreement, dated as of June 2, 2025, by and among Viper Energy, Inc., Sitio Royalties Corp., BX Royal Aggregator LP and RRR Aggregator LLC.

10.3	Voting and Support Agreement, dated as of June 2, 2025, by and among Viper Energy, Inc., Sitio Royalties Corp., Source Energy Leasehold, LP, Source Energy Permian II, LLC, Permian Mineral Acquisitions, LP, and Sierra Energy Royalties, LLC.

10.4	Parent Support Agreement, dated as of June 2, 2025, by and among Viper Energy, Inc., Sitio Royalties Corp., New Cobra Pubco, Inc., Diamondback Energy, Inc., Diamondback E&P LLC and Endeavor Energy Resources, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Viper will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date: June 3, 2025	By:	/s/ Matt Zmigrosky
	Name:	Matt Zmigrosky
	Title:	Executive Vice President, General Counsel and Secretary